                                                                   EXHIBIT 99.1
                             LETTER OF TRANSMITTAL

                              DRYPERS CORPORATION

                             OFFER TO EXCHANGE ITS
                    10 1/4% SERIES B SENIOR NOTES DUE 2007
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                      FOR ANY AND ALL OF ITS OUTSTANDING
                         10 1/4% SENIOR NOTES DUE 2007
                      (PRINCIPAL AMOUNT $1,000 PER NOTE)
                          PURSUANT TO THE PROSPECTUS

                           DATED JUNE 8, 1998.

      THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,

   NEW YORK CITY TIME, ON JULY 13, 1998, UNLESS THE OFFER IS EXTENDED.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                             BANKERS TRUST COMPANY

        BY MAIL:                         BY HAND:                     BY OVERNIGHT MAIL:
 BT Services Tennessee, Inc.        Bankers Trust Company         BT Services Tennessee, Inc.
   Reorganization Unit         Corporate Trust and Agency Unit        Reorganization Unit
     P.O. Box 292737                123 Washington Street          648 Grassmere Park Road
  Nashville, TN 37229-2737           First Floor Window                Nashville, TN 37211
                                     New York, NY 10006

                             FOR INFORMATION CALL:
                                (800) 735-7777

                            Confirm: (615) 835-3572
                           Facsimile: (615) 835-3701

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  The undersigned acknowledges that he or she has received the Prospectus, dated June 8, 1998 (the "Prospectus"), of Drypers Corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $30,000,000 aggregate principal amount of the Company's 10 1/4% Series B Senior Notes due 2007 (the "Exchange Notes") for a like principal amount of its outstanding 10 1/4% Senior Notes due 2007 (the "Outstanding Notes" and, together with the Exchange Notes, the "Notes"). The terms of the Exchange Notes are identical in all respects to the Outstanding Notes, except the Exchange Notes have been registered pursuant to the Securities Act of 1933, as amended (the "Securities Act") and, therefore, will not bear legends restricting their transfer and will not contain certain provisions providing for an increase in the interest rate paid thereon. The term "Expiration Date" shall mean 5:00 p.m. New York City time, on July 13, 1998, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

  The Letter of Transmittal is to be completed by holders of Outstanding Notes either (i) if the Outstanding Notes are forwarded herewith or (ii) if tender of Outstanding Notes is to be made by book-entry transfer to an account maintained by Bankers Trust Company (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus.

  Any Holder that is a participant in DTC's system may utilize DTC's Automated Tender Offer Program ("ATOP") to tender Outstanding Notes. The exchange of the Outstanding Notes so tendered will only be made after timely confirmation (the "Book-Entry Confirmation") of such book-entry transfer and timely receipt by the Exchange Agent of an Agent's Message (as defined in the next sentence), and any other documents required by the Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC and received by the Exchange Agent and forming part of Book-Entry Confirmation, which states that DTC has received an express acknowledgment from a participant tendering Outstanding Notes which are the subject of such Book-Entry Confirmation and that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant.

  Holders of Outstanding Notes whose certificates (the "Certificates") for such Outstanding Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. See Instruction 1.

  The term "Holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Except for Holders tendering the Outstanding Notes by the use of ATOP as specified above, Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                 BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

                    ALL TENDERING HOLDERS COMPLETE THIS BOX

                   DESCRIPTION OF OUTSTANDING NOTES TENDERED
--------------------------------------------------------------------------------

                                                                                             NUMBER OF
   NAME AND ADDRESS OF                         OUTSTANDING NOTES  PRINCIPAL AMOUNT OF   BENEFICIAL HOLDERS
    REGISTERED HOLDER                          TENDERED (ATTACH    OUTSTANDING NOTES         FOR WHOM
   (PLEASE FILL IN IF         CERTIFICATE     ADDITIONAL LIST IF     (IF LESS THAN       OUTSTANDING NOTES
         BLANK)                NUMBERS*           NECESSARY)            ALL)**               ARE HELD
----------------------------------------------------------------------------------------------------------
                                                                        $
--------------------------------------------------------------------------------------------------------
                                                                        $
--------------------------------------------------------------------------------------------------------
                                                                        $
--------------------------------------------------------------------------------------------------------
 Total Amount Tendered:                                                 $

-------------------------------------------------------------------------------
  * Need not be completed by book-entry holders.
 ** Outstanding Notes may be tendered in integral multiples of $1,000. All
    Outstanding Notes held shall be deemed tendered unless a lesser number is specified in this column.


           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER (SEE INSTRUCTION 1)):

    Name of Tendering Institution:_____________________________________________

    DTC Account Number:________________________________________________________

    Transaction Code Number:___________________________________________________

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 5):

    Name of Registered Holder(s):______________________________________________

    Window Ticket Number (if any):_____________________________________________

    Date of Execution of Notice of Guaranteed Delivery:________________________

    Name of Institution which executed the notice of Guaranteed Delivery:______

    If Guaranteed Delivery is to be made by Book-Entry Transfer:_______________

    Name of Tendering Institution:_____________________________________________

    DTC Account Number:________________________________________________________

    Transaction Code Number:___________________________________________________

[_] CHECK HERE IF OUTSTANDING NOTES TENDERED BY BOOK-ENTRY TRANSFER BUT NOT
    EXCHANGED ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING NOTES FOR
    ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:______________________________________________________________________

    Address:___________________________________________________________________

    Area Code and Telephone Number:____________________________________________

Ladies and Gentlemen:

  The undersigned hereby tenders to the Company the above described aggregate principal amount of Outstanding Notes in exchange for a like aggregate principal amount of Exchange Notes.

  Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or, upon the order of the Company, all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Outstanding Notes together with all accompanying evidence of transfer and authenticity to, or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes, (ii) present Certificates for such Outstanding Notes for transfer, and to transfer the Outstanding Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

  THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OUTSTANDING NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OUTSTANDING NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OUTSTANDING NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

  The name(s) and address(es) of the registered Holder(s) of the Outstanding Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Outstanding Notes. The Certificate number(s) and the Outstanding Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

  If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

  The undersigned understands that tender of Outstanding Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering and --Guaranteed Delivery Procedures" in the Prospectus and in this Letter of Transmittal, and the Company's acceptance for exchange of such tendered Outstanding Notes, will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes tendered hereby.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of book-entry transfer of Outstanding Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Outstanding Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

  BY TENDERING OUTSTANDING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN

"AFFILIATE" OF THE COMPANY, (II) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE NOTES BY TENDERING OUTSTANDING NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL. A HOLDER OF OUTSTANDING NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OUTSTANDING NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE OR (B) SUCH OUTSTANDING NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

  THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED IN EXCHANGE FOR OUTSTANDING NOTES, WHERE SUCH OUTSTANDING NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 90 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH EXCHANGE NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED OUTSTANDING NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OUTSTANDING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE NOTES, IT SHALL EXTEND THE 90 DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE NOTES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY GIVES NOTICE THAT THE SALE OF EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

  Holders of Outstanding Notes whose Outstanding Notes are accepted for exchange will not receive accrued interest on such Outstanding Notes for any period from and after the exchange of such Outstanding Notes for the Exchange Notes.

  Except as stated in the Prospectus, this tender is irrevocable.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 13)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

   Must be signed by registered Holder(s) exactly as name(s) appear(s) on Certificate(s) for the Outstanding Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Outstanding Notes to comply with the restrictions on transfer applicable to the Outstanding Notes). If signature is by an attorney-in-fact, trustee, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

 Dated ____________________________, 1998

 Name(s):______________________________________________________________________
                                 (PLEASE PRINT)

 Capacity (full title):________________________________________________________

 Address:______________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________
                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number:_______________________________________________

 Tax Identification or Social Security Number:_________________________________

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

 ------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

 Date: ____________________________, 1998

 Name of Firm:_________________________________________________________________

 Capacity (full title):________________________________________________________
                                 (PLEASE PRINT)

 Address:______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________
                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number:_______________________________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

   To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the registered Holder of the Outstanding Notes whose name(s) appear(s) above.

 Issue

 [_] Exchange Notes and/or

 [_] Outstanding Notes not tendered

 to:

 Name(s):______________________________________________________________________

 Address:______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________
                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number:_______________________________________________

 Tax Identification or Social Security Number(s):______________________________



                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

   To be completed ONLY if Exchange Notes are to be sent to someone other than the registered Holder of the Outstanding Notes whose name(s) appear(s) above, or to such registered Holder(s) at an address other than that shown above.

 Mail

 [_] Exchange Notes and/or

 [_] Outstanding Notes not tendered

 to:

 Name(s):______________________________________________________________________

 Address:______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________

                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number:_______________________________________________

 Tax Identification or Social Security Number(s):______________________________

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. DELIVERY OF LETTER OF TRANSMITTAL OR AGENT'S MESSAGE AND CERTIFICATES, GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus. Certificates for Outstanding Notes being tendered, or timely confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Outstanding Notes may be tendered in integral multiples of $1,000.

  Holders who are participants in DTC's system may utilize DTC's Automated Tender Offer Program ("ATOP") to tender Outstanding Notes. The exchange of the Outstanding Notes so tendered will only be made after timely confirmation (the "Book-Entry Confirmation") of such book-entry transfer and timely receipt by the Exchange Agent of an Agent's Message (as defined in the next sentence), and any other documents required by the Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC and received by the Exchange Agent and forming part of Book-Entry Confirmation, which states that DTC has received an express acknowledgment from a participant tendering Outstanding Notes which are the subject of such Book-Entry Confirmation and that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant.

  Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Outstanding Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date; and (iii) the Certificates (or a Book-Entry Confirmation (as defined in the Prospectus)) representing all tendered Outstanding Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer-- Guaranteed Delivery Procedures" in the Prospectus.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in such notice. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified as an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act, including (as such terms are defined therein)
(i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or
(v) a savings association that is a participant in a securities transfer association.

  THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  The Company will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

  2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

    (i) this Letter of Transmittal is signed by the registered Holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) of Outstanding Notes tendered herewith, unless such Holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

    (ii) such Outstanding Notes are tendered for the account of a firm that is an Eligible Institution.

  In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

  3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Outstanding Notes" is inadequate, the Certificate number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

  4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If less than all the Outstanding Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Outstanding Notes which are to be tendered in the box entitled "Principal Amount of Outstanding Notes Tendered (if less than all)." In such case, the holder will receive new Certificate(s) for the remainder of the Outstanding Notes, promptly after the Expiration Date. All Outstanding Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Notes to be withdrawn, the aggregate principal amount of Outstanding Notes to be withdrawn, and (if Certificates for Outstanding Notes have been tendered) the name of the registered Holder of the Outstanding Notes as set forth on the Certificate for the Outstanding Notes, if different from that of the person who tendered such Outstanding Notes. If Certificates for the Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Outstanding Notes, the tendering Holder must submit the serial numbers shown on the particular Certificates for the Outstanding Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of the Outstanding Notes tendered for the account of an Eligible Institution. If the Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering," the notice of withdrawal must specify the name and number of the account of DTC to be credited with the withdrawal of Outstanding Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Outstanding Notes may not be rescinded. Outstanding Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to 5:00 p.m., New York City time, on the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering."

  All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Outstanding Notes which have been tendered but which are withdrawn will be returned to the Holder thereof without cost to such Holder promptly after withdrawal.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Outstanding Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

  If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

  When this Letter of Transmittal is signed by the registered owner(s) of the Outstanding Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered Holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Outstanding Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Outstanding Notes may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

  If tendered Outstanding Notes are registered in the name of the signer of the Letter of Transmittal and the Exchange Notes to be issued in exchange therefor are to be issued (and any untendered Outstanding Notes are to be reissued) in the name of the registered Holder (including any participant in The Depository Trust Company (also referred to as a book-entry facility) whose name appears on a security listing as the owner of Outstanding Notes), the signature of such signer need not be guaranteed. In any other case, the tendered Outstanding Notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Company and duly executed by the registered Holder and the signature on the endorsement or instrument of transfer must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

  6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Outstanding Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

  7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Outstanding Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer-- Conditions to the Exchange Offer" or any conditions or irregularities in any tender of Outstanding Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Outstanding Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliate or assign of the Company or the Exchange Agent nor any person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

  8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

  9. 31% BACKUP WITHHOLDING, SUBSTITUTE FORM W-9. Under the U.S. Federal income tax law, a Holder whose tendered Outstanding Notes are accepted for exchange is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or the payee to a $50 penalty. In addition, payments to such Holders or other payees with respect to Exchange Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

  The box in Part 3 of Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Holder or other payee must also complete the certifications in Part 2 and the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made to the payee 7 days following receipt by the Exchange Agent of the Certificate of Awaiting Taxpayer Identification Number and prior to the time a properly certified TIN is provided to the Exchange Agent.

  The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of Outstanding Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Outstanding Notes. If the Outstanding Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such Holders should nevertheless complete the Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding.

A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

  Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal Income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be applied for.

  10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Outstanding Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed by the Exchange Agent as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

  11. SECURITY TRANSFER TAXES. Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

  IMPORTANT: SUBJECT TO THE PROVISIONS OF THE PROSPECTUS, IN ORDER TO EFFECT THE EXCHANGE OF THE OUTSTANDING NOTES FOR THE EXCHANGE NOTES, THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) OR THE AGENT'S MESSAGE (AS APPLICABLE) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

 PAYER'S NAME: BANKERS TRUST COMPANY
-------------------------------------------------------------------------------
                        PART 1--PLEASE PROVIDE YOUR        Social Security
                        TIN IN THE BOX AT RIGHT AND           Number or
                        CERTIFY BY SIGNING AND                 Employer
                        DATING BELOW.                   Identification Number
 SUBSTITUTE                                             ----------------------
                       --------------------------------------------------------
 FORM W-9 PART 2--CERTIFICATIONS--Under penalties of perjury, I certify that:

                        (1) The number shown on this form is my correct
 DEPARTMENT OF THE          Taxpayer Identification Number (or I am waiting
 TREASURY                   for a number to be issued to me) and
 INTERNAL REVENUE
 SERVICE                (2) I am not subject to backup withholding because:
                            (a) I am exempt from backup withholding, or (b)
                            I have not been notified by the Internal Revenue
 PAYER'S REQUEST FOR        Service (the "IRS") that I am subject to backup
 TAXPAYER                   withholding as a result of failure to report all
 IDENTIFICATION             interest or dividends, or (c) the IRS has
 NUMBER ("TIN")             notified me that I am no longer subject to
                            backup withholding.

                        CERTIFICATION INSTRUCTIONS--You must cross out item
                        (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                        THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
                       --------------------------------------------------------

                                                                PART 3

                        Signature _______________________Date
                        Name (please print)__________________   Awaiting TIN
                        Address (please print)_______________   [_]
                        _____________________________________

-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO EXCHANGE NOTES EXCHANGED PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number. Moreover, I understand that during this 60-day period, 31% of all reportable payments made to me will be withheld commencing 7 business days after the payor receives this Certificate of Awaiting Taxpayer Identification Number and terminating on the date I provide a certified TIN to the payor.

 Signature ______________________________________________________________ Date

 Name (please print)___________________________________________________________

 Address (please print)________________________________________________________

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                         10 1/4% SENIOR NOTES DUE 2007
                      (PRINCIPAL AMOUNT $1,000 PER NOTE)
                                      OF

                              DRYPERS CORPORATION

  This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used for a holder of the Issuer's (as defined below) 10 1/4% Senior Notes due 2007 (the "Outstanding Notes") to accept the Exchange Offer (as defined below) if (i) certificates for such holder's Outstanding Notes are not immediately available, (ii) such holder cannot deliver its certificates for Outstanding Notes, the Letter of Transmittal and all other required documents to Bankers Trust Company (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                             BANKERS TRUST COMPANY

          BY MAIL:                           BY HAND:                       BY OVERNIGHT MAIL:
 BT Services Tennessee, Inc.           Bankers Trust Company            BT Services Tennessee, Inc.
   Reorganization Unit             Corporate Trust and Agency Unit          Reorganization Unit
     P.O. Box 292737                    123 Washington Street             648 Grassmere Park Road
  Nashville, TN 37229-2737                First Floor Window                Nashville, TN 37211
                                          New York, NY 10006

                             FOR INFORMATION CALL:
                                (800) 735-7777
                            Confirm: (615) 835-3572
                           Facsimile: (615) 835-3701

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  The undersigned hereby tenders to Drypers Corporation, a Delaware corporation (the "Issuer"), upon the terms and subject to the conditions set forth in the Prospectus dated June 8, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." All capitalized terms used herein but not defined shall have the meanings ascribed to them in the Prospectus.

  The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on July 13, 1998, unless extended by the Issuer. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on July 13, 1998, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.


             SIGNATURE                 Aggregate Principal Amount of
                                       Outstanding Notes Tendered
 x_________________________  Date:     (must be integral multiples of
                                       $1,000): $_____________________________


 x_________________________  Date:
 Signature(s) of Registered            Certificate Number(s) of Outstanding
 Holder(s)                             Notes (if available):__________________
 or Authorized Signatory

                                       Aggregate Principal Amount
 Area Code and Telephone Number:__     Represented by Certificate(s):$________

 Name(s):_________________________     IF TENDERED OUTSTANDING NOTES WILL BE
           (Please Print)              DELIVERED BY BOOK-ENTRY TRANSFER,
                                       PROVIDE THE DEPOSITORY TRUST COMPANY
                                       ("DTC") ACCOUNT NO. AND TRANSACTION
                                       CODE (IF AVAILABLE):

 Capacity (full title, if signing
 in a fiduciary or representative
 capacity):
 ---------------------------------

 Address:_________________________     Account No.:___________________________
 ---------------------------------

                                       Transaction No.:_______________________
 Taxpayer Identification Number
 or Social Security No.:__________


                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a firm or other entity identified as an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of a properly completed and executed Letter of Transmittal (or facsimile thereof), or an Agent's Message, as well as the certificate(s) representing all tendered Outstanding Notes in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC as described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Book-Entry Transfer" and other documents required by the Letter of Transmittal, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

Name of Eligible Institution:__________________________________________________


                                                 AUTHORIZED SIGNATURE

Address:_____________________________    Name:________________________________
-------------------------------------    Title:_______________________________
Area Code and Telephone No.:_________    Date:________________________________

  NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED
DELIVERY. ACTUAL SURRENDER OF OUTSTANDING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                              DRYPERS CORPORATION

         OFFER TO EXCHANGE ITS 10 1/4% SERIES B SENIOR NOTES DUE 2007
                     WHICH HAVE BEEN REGISTERED UNDER THE
           SECURITIES ACT OF 1933 FOR ANY AND ALL OF ITS OUTSTANDING
                         10 1/4% SENIOR NOTES DUE 2007
                      (PRINCIPAL AMOUNT $1,000 PER NOTE)
                          PURSUANT TO THE PROSPECTUS

                            DATED JUNE 8, 1998

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 13, 1998 UNLESS THE OFFER IS EXTENDED.


To Brokers, Dealers, Commercial Banks,
Trust Companies and Other Nominees:

  Drypers Corporation, a Delaware corporation (the "Issuer"), is offering, upon the terms and subject to the conditions set forth in the Prospectus dated June 8, 1998 (the "Prospectus") and the accompanying Letter of Transmittal enclosed herewith (which together constitute the "Exchange Offer"), to exchange its 10 1/4% Series B Senior Notes due 2007 (the "Exchange Notes") for a like principal amount of its outstanding 10 1/4% Senior Notes due 2007 (the "Outstanding Notes", and together with the Exchange Notes, the "Notes"). As set forth in the Prospectus, the terms of the Exchange Notes are identical in all material respects to the Outstanding Notes, except that the Exchange Notes have been registered under the Securities Act of 1933, as amended, and therefore will not be subject to certain restrictions on their transfer and will not contain certain provisions providing for an increase in the interest rate paid thereon. Outstanding Notes may be tendered in whole or in part in integral multiples of $1,000.

  THE EXCHANGE OFFER IS SUBJECT TO CERTAIN CONDITIONS. SEE "THE EXCHANGE OFFER--CONDITIONS TO THE EXCHANGE OFFER" IN THE PROSPECTUS.

  Enclosed herewith for your information and forwarding to your clients are copies of the following documents:

  1. the Prospectus, dated June 8, 1998;

  2. the Letter of Transmittal for your use and for the information of your clients (facsimile copies of the Letter of Transmittal may be used to tender Outstanding Notes);

  3. a form of letter which may be sent to your clients for whose accounts you hold Outstanding Notes registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer; and

  4. a Notice of Guaranteed Delivery.

  YOUR PROMPT ACTION IS REQUESTED. PLEASE NOTE THAT THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 13, 1998, UNLESS EXTENDED. PLEASE FURNISH COPIES OF THE ENCLOSED MATERIALS TO THOSE OF YOUR CLIENTS FOR WHOM YOU HOLD OUTSTANDING NOTES REGISTERED IN YOUR NAME OR IN THE NAME OF YOUR NOMINEE AS QUICKLY AS POSSIBLE.

  In all cases, exchanges of Outstanding Notes accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of (a) certificates representing such Outstanding Notes, or a book-entry confirmation (as defined in the Prospectus), as the case may be, (b) the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, or an Agent's Message (as defined in the Prospectus) and (c) any other required documents.

  Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, the Letter of Transmittal or an Agent's Message and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Outstanding Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

  The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Outstanding Notes residing in any jurisdiction in which the making of the Exchange Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

  The Issuer will not make any payments to brokers, dealers or other persons for soliciting acceptances of the Exchange Offer. The Issuer will, however, upon request, reimburse you for customary clerical and mailing expenses incurred by you in forwarding any of the enclosed materials to your clients. The Issuer will pay or cause to be paid any transfer taxes payable on the transfer of Outstanding Notes to it, except as otherwise provided in the Letter of Transmittal.

  Questions and requests for assistance with respect to the Exchange Offer or for copies of the Prospectus and Letter of Transmittal may be directed to the Exchange Agent at its address set forth in the Prospectus or at 1-800-735-7777.

                                       Very truly yours,

                                       DRYPERS CORPORATION

  NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON THE AGENT OF THE ISSUER OR ANY AFFILIATE THEREOF, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENTS OR USE ANY DOCUMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE ENCLOSED DOCUMENTS AND THE STATEMENTS CONTAINED THEREIN.

                              DRYPERS CORPORATION

                             OFFER TO EXCHANGE ITS
                    10 1/4% SERIES B SENIOR NOTES DUE 2007
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                      FOR ANY AND ALL OF ITS OUTSTANDING
                         10 1/4% SENIOR NOTES DUE 2007
                      (PRINCIPAL AMOUNT $1,000 PER NOTE)
                          PURSUANT TO THE PROSPECTUS

                            DATED JUNE 8, 1998

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 13, 1998, UNLESS THE OFFER IS EXTENDED


TO OUR CLIENTS:

  Enclosed for your consideration is a Prospectus dated June 8, 1998 (the "Prospectus") and a Letter of Transmittal (which together constitute the "Exchange Offer") relating to the offer by Drypers Corporation (the "Issuer") to exchange its 10 1/4% Series B Senior Notes due 2007 (the "Exchange Notes") for a like principal amount of its outstanding 10 1/4% Senior Notes due 2007 (the "Outstanding Notes", and together with the Exchange Notes, the "Notes"). As set forth in the Prospectus, the terms of the Exchange Notes are identical in all material respects to the Outstanding Notes, except that the Exchange Notes have been registered under the Securities Act of 1933, as amended, and therefore will not be subject to certain restrictions on their transfer and will not contain certain provisions providing for an increase in interest rate paid thereon. Outstanding Notes may be tendered in whole or in part in integral multiples of $1,000.

  The enclosed material is being forwarded to you as the beneficial owner of Outstanding Notes held by us for your account or benefit but not registered in your name. An exchange of any Outstanding Notes may only be made by us as the registered Holder pursuant to your instructions. Therefore, the Issuer urges beneficial owners of Outstanding Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee to contact such Holder promptly if they wish to exchange Outstanding Notes in the Exchange Offer.

  Accordingly, we request instructions as to whether you wish us to exchange any or all such Outstanding Notes held by us for your account or benefit, pursuant to the terms and conditions set forth in the Prospectus and Letter of Transmittal. We urge you to read carefully the Prospectus and Letter of Transmittal before instructing us to exchange your Outstanding Notes.

  Your instructions to us should be forwarded as promptly as possible in order to permit us to exchange Outstanding Notes on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer expires at 5:00 p.m., New York City time, on July 13, 1998, unless extended. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on July 13, 1998, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. A tender of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

Your attention is directed to the following:

    1. The Exchange Offer is for the exchange of $1,000 principal amount of Exchange Notes for each $1,000 principal amount of Outstanding Notes. $30,000,000 aggregate principal amount of Outstanding Notes was outstanding as of June 8, 1998.

    2. THE EXCHANGE OFFER IS SUBJECT TO CERTAIN CONDITIONS. SEE "THE EXCHANGE OFFER--CONDITIONS TO THE EXCHANGE OFFER" IN THE PROSPECTUS.

    3. The Exchange Offer and withdrawal rights will expire at 5:00 p.m., New York City time, on July 13, 1998, unless extended.

    4. The Issuer has agreed to pay certain expenses of the Exchange Offer. Any transfer taxes incident to the transfer of Outstanding Notes from the tendering Holder to the Issuer will be paid by the Issuer, except as provided in the Prospectus and the Letter of Transmittal. See "The Exchange Offer--Fees and Expenses" in the Prospectus.

  The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of Holders of Outstanding Notes, residing in any jurisdiction in which the making of the Exchange Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

  If you wish us to tender any or all of your Outstanding Notes held by us for your account or benefit, please do instruct us by completing, executing and returning to us the attached instruction form. THE ACCOMPANYING LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR INFORMATIONAL PURPOSES ONLY AND MAY NOT BE USED BY YOU TO EXCHANGE OUTSTANDING NOTES HELD BY US AND REGISTERED IN OUR NAME FOR YOUR ACCOUNT OR BENEFIT.

                                 INSTRUCTIONS

  The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer of Drypers Corporation.

  This will instruct you to tender for exchange the aggregate principal amount of Outstanding Notes indicated below (or, if no aggregate principal amount is indicated below, all Outstanding Notes) held by you for the account or benefit of the undersigned, pursuant to the terms of and conditions set forth in the Prospectus and the Letter of Transmittal.


 Aggregate Principal Amount of Outstanding Notes to be tendered for exchange:

                                  $________*


*I (we) understand that if I (we)
sign this instruction form without
indicating an aggregate principal
amount of Outstanding Notes in the
space above, all Outstanding Notes
held by you for my (our) account
will be tendered for exchange.

                                       ---------------------------------------
                                       ---------------------------------------
                                       Signature(s)

                                       ---------------------------------------
                                       Capacity (full title) if signing in a
                                       fiduciary or representative capacity

                                       ---------------------------------------
                                       ---------------------------------------
                                       ---------------------------------------
                                       ---------------------------------------
                                       Name(s) and address, including zip
                                        code


                                       Date:__________________________________

                                       ---------------------------------------
                                       Area Code and Telephone Number

                                       ---------------------------------------
                                       Taxpayer Identification or Social
                                        Security No.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens (i.e. 000-00-0000). Employer identification numbers have nine digits separated by only one hyphen (i.e. 00-0000000). The table below will help determine the number to give the payer.

----------------------------------------------

                              GIVE THE
FOR THIS TYPE OF ACCOUNT:     SOCIAL SECURITY
                              NUMBER OF--
-----------------------------------------------
1. An individual's account    The individual
2. Two or more individuals    The actual owner
 (joint account)              of the account
                              or, if combined
                              funds, any one of
                              the individuals(1)
3. Husband and wife (joint    The actual owner
 account)                     of the account
                              or, if
                              joint funds,
                              either person(1)
4. Custodian account of a     The minor(2)
 minor (Uniform Gift to
 Minors Act)
5. Adult and minor (joint     The adult or, if
 account)                     the minor is the
                              only contributor,
                              the minor(1)
6. Account in the name of     The ward, minor,
 guardian or committee for a  or incompetent
 designated ward, minor or    person(3)
 incompetent person
7. a. The usual revocable     The grantor-
      savings trust account   trustee(1)
      (grantor is also
      trustee)
   b. So-called trust account The actual
      that is not a legal or  owner(1)
      valid trust under state
      law
8. Sole proprietorship        The owner(4)
 account

------------------------------------------------
                              GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:     IDENTIFICATION
                              NUMBER OF --
------------------------------------------------
 9. A valid trust, estate or  The legal entity
  pension trust               (5) (Do not
                              furnish the
                              identifying
                              number of the
                              personal
                              representative or
                              trustee unless
                              the legal entity
                              itself is not
                              designated in the
                              account title.)
10. Corporate account         The corporation
11. Religious, charitable or  The organization
  educational organization
  account
12. Partnership account       The partnership
13. Association, club or      The organization
  other tax-exempt
  organization
14. A broker or registered    The broker or
 nominee                      nominee
15. Account with the          The public entity
  Department of Agriculture
  in the name of a public
  entity (such as a state or
  local government, school
  district or prison) that
  receives agricultural
  program payments

------------------------------------------------

-------
(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    PAGE 2
OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:

  . A corporation.
  . A financial institution.
  . An organization exempt from tax under Section 501(a) of the Internal
    Revenue Code or an individual retirement plan.
  . The United States or any agency or instrumentality thereof.
  . A State, the District of Columbia, a possession of the United States or any subdivision or instrumentality thereof.
  . A foreign government, a political subdivision of a foreign government or any agency or instrumentality thereof.
  . An international organization or any agency or instrumentality thereof.
  . A dealer in securities or commodities required to register in the United
    States or a possession of the United States.
  . A real estate investment trust.
  . A common trust fund operated by a bank under Section 584(a) of the
    Internal Revenue Code.
  . An exempt charitable remainder trust or a non-exempt trust described in
    Section 4947(a)(1) of the Internal Revenue Code.
  . An entity registered at all times under the Investment Company Act of
    1940.
  . A foreign central bank of issue.
 Payments of interest not generally subject to backup withholding include the following:
  . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  . Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Internal Revenue Code).
  . Payments described in Section 6049(b)(5) of the Internal Revenue Code to
    non-resident aliens.
  . Payments on tax-free covenant bonds under Section 1451 of the Internal
    Revenue Code.
  . Payments made by certain foreign organizations.
Exempt payees described above must still complete the Substitute Form W-9 enclosed herewith to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

 Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N of the Internal Revenue Code.

PRIVACY ACT NOTICE.--Section 6109 of the Internal Revenue Code requires most recipients of dividends, interest, or other payments to give taxpayer identi-fication numbers to payers who must report the payments to the Internal Reve-nue Service. The Internal Revenue Service uses the numbers for identification purposes and to help verify the accuracy of the recipient's tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of the gross amount of interest, dividends, and certain other payments to a payee who does not furnish a tax-payer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reason-able cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or im-prisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.